UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 8, 2005
QUIPP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	0-14870	59-2306191

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 NW 157th Street, Miami, Florida	33014

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 623-8700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Information
     On November 8, 2005, Quipp, Inc. sent a letter to JDL Partners, LP, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     The following exhibit is furnished with this report.

Exhibit No.	Description
99.1	Letter from Quipp, Inc. to JDL Partners, LP, dated November 8, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIPP, INC. (Registrant)
By:	/s/ MICHAEL S. KADY
Michael S. Kady
President and Chief Executive Officer

Dated: November 8, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Quipp, Inc. to JDL Partners, LP, dated November 8, 2005